U.S. Department of Justice

Civil Division

AJM:ECC:KCHauser

46-78-125617-748-3308

_____________________________________________________________________

Washington, DC 20530

April 8, 2020

By Email

Joshua Levy

Aaron Katz

Ropes & Gray, LLP

800 Boylston St

Boston, MA 02199

joshua.levy@ropesgray.com

Re:Practice Fusion Settlement

Dear Counsel:

Practice Fusion, Inc., and its parent corporation Allscripts Healthcare, LLC (collectively “the Company”) has requested that the United States, through the United States Attorney’s Office for the District of Vermont and the Civil Division of the United States Department of Justice (collectively, “the Government”), agree to amend the Payment Schedule contained in Exhibit A to the Settlement Agreement between the Parties executed on January 26, 2020.  The Company states that due to certain financial difficulties, it is necessary to adjust the schedule for remaining payments.

Accordingly, the Government agrees to amend Exhibit A as follows: Remaining payments under this Settlement Agreement will be made on the dates and in the amounts reflected in the revised payment schedule attached as Exhibit 1 to this letter agreement. All other payment terms, payment amounts, and schedules of the Settlement Agreement remain unchanged and in effect.  All Settlement Documents shall remain in full force and effect. This agreement to amend this term of the Settlement Agreement does not purport to change any other provision, or term.

If the Company agrees with this amendment, please countersign a copy of this letter and return it to me at your earliest convenience.

Regards,

/s/ Kelley C. Hauser

Kelley C. Hauser

Christelle Klovers

Trial Attorneys

U.S. DEPARTMENT OF JUSTICE

CIVIL DIVISION

cc:Owen Foster

Assistant United States Attorney

District of Vermont

Attachment

On behalf of the United States:

DATED: 4/21/2020BY:

  /s/ Owen Foster

OWEN FOSTER

Assistant United States Attorney

United States Attorney’s Office

District of Vermont

DATED:   4/21/2020BY:  /s/ Kelly Hauser

KELLEY HAUSER

EDWARD CROOKE

Commercial Litigation Branch

Civil Division

United States Department of Justice

On behalf of Practice Fusion:

DATED:  __4/08/2020BY:/s/ Eric L. Jacobson

ERIC L. JACOBSON, ESQ.

Secretary

Practice Fusion, Inc.

DATED: 4/20/2020BY:  /s/ Joshua Levy

JOSHUA LEVY

AARON KATZ

PATRICK WELSH

Counsel for Practice Fusion, Inc.

EXHIBIT A

Federal Settlement Amount Payment Schedule

Due Date	Payment
Within 10 calendar days of the Effective Date of this Agreement	$28,343,738 plus accrued interest
No later than three months after the Effective Date of this Agreement	$14,171,869 plus accrued interest
No later than six months after the Effective Date of this Agreement	$14,171,869 plus accrued interest
No later than nine months after the Effective Date of this Agreement	$28,343,738 plus accrued interest
No later than twelve months after the Effective Date of this Agreement	$28,343,738 plus accrued interest